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                                                                      EXHIBIT 24

                  POWER OF ATTORNEY TO SIGN TRANSITION REPORT
                                 ON FORM 10-K/A

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Donald DeFosset, William F. Ohrt, Charles E. Cauthen and Kimberly A. Perez and each of them, as his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her in his or her name, place and stead, in any and all capacities, to sign the name of such person in the capacity indicated below opposite the name of such person to the Transition Report for the seven-month transition period ended December 31, 2000 of Walter Industries, Inc. on Form 10-K/A and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be cone by virtue hereof.

    This Power of Attorney has been signed by the following persons in the capacities indicated on January 28, 2002.

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
                SIGNATURE                                             TITLE
                ---------                                             -----

           /s/ DONALD N. BOYCE                      Chairman
- ----------------------------------------

            /s/ DON DEFOSSET                        Director, President and Chief Executive
- ----------------------------------------              Officer

           /s/ ROBERT F. AMTER                      Director
- ----------------------------------------

        /s/ HOWARD L. CLARK, JR.                    Director
- ----------------------------------------

            /s/ PERRY GOLKIN                        Director
- ----------------------------------------

          /s/ JAMES L. JOHNSON                      Director
- ----------------------------------------

          /s/ SCOTT C. NUTTALL                      Director
- ----------------------------------------

          /s/ WAYNE W. ROBINSON                     Director
- ----------------------------------------

          /s/ NEIL A. SPRINGER                      Director
- ----------------------------------------

          /s/ MICHAEL T. TOKARZ                     Director
- ----------------------------------------
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